Exhibit 99.1

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered oƯice of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business. PRIVATE AND CONFIDENTIAL The Directors Phoenix Life Limited (the “Seller”) 10 Brindleyplace Birmingham B1 2JB United Kingdom The Directors Kasper 1 L.P. (“Kasper 1”) 152928 Canada Inc. 199 Bay Street, Suite 5300 Toronto, Ontario M5L 1B9 The Directors Sunshine Mortgage Funding 1 Plc (the “Issuer”) C/O Tmf Group 13th Floor One Angel Court London, EC2R 7HJ United Kingdom Deutsche Bank AG London Branch (the “Arranger” and the “Lead Manager”) 21 Moorfields London EC2Y 9DB United Kingdom and the Other Managers (as defined below) 08 June 2026 Dear Ladies and Gentlemen Agreed upon procedures in respect of the issuance of Mortgage-Backed Securities (the “Securitisation”). Purpose of this AUP report This AUP report is produced in accordance with the terms of our agreement dated 22 January 2026 (the “agreement”). This AUP report is addressed to the addressees solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Securitisation and may not be suitable for another purpose. Your Responsibilities You are responsible for determining that the scope of the services is sufficient for your purposes (and the purposes of any other intended recipients of the AUP report and have confirmed that the procedures described herein are appropriate for the purpose for which of the services were engaged.

It is the responsibility of the Seller to take all reasonable care to ensure that any data provided to us has been properly extracted from the computer systems of the Seller and for the creation and maintenance of all accounting records supporting that data. It is the responsibility of the Seller to respond to the due diligence enquiries of Kasper 1, Arranger and the Lead Manager concerning the Seller’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Securitisation to enable the Arranger, Kasper 1 and the Lead Manager to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake. Our Responsibilities Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 (Revised) ‘Agreed-Upon Procedures Engagements.’ We have complied with the ethical requirements in the Code of Ethics issued by the Institute of Chartered Accountants of England and Wales. We have also complied with the independence requirements of the Financial Reporting Council’s Ethical Standard. An agreed-upon procedures engagement involves performing the procedures that have been agreed with you, and reporting the findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures. We have applied International Standard on Quality Management (UK) 1 ‘Quality Management for Firms that Perform Audits or Reviews of Financial Statements, or Other Assurance or Related Services Engagements’, and accordingly, we design, implement and operate a system of quality management including policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements. Procedures and Findings We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings. Our procedures, as stated in our agreement, did not constitute an audit or assurance engagement made in accordance with generally accepted auditing or assurance standards, the objective of which would be the expression of assurance. We do not express such assurance. Had we performed additional procedures, or had we performed an audit or assurance engagement, other matters might have come to our attention that we would have reported to you. The findings do not include a description of the accounting systems or the processes for generating and maintaining the documents examined and other accounting records, nor does the AUP report include an evaluation of the findings. That is solely the responsibility of the intended users of the AUP report. The Seller or Kasper 1 may include a copy of this AUP report in the bible of transaction documents of the Securitisation prepared for the Issuer. You may also disclose the AUP report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves. The procedures in this AUP report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP report may be used by a manager on the Securitisation to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as

amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP report. You may disclose the AUP report directly to rating agencies, provided that (i) it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, (ii) they do not acquire any rights against PwC and (iii) they will be required to sign letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, you may also include a copy of the AUP report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP report whether via that website or otherwise. Additionally, the Arranger, Lead Manager or the Issuer may file a copy of the AUP report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP report whether via EDGAR or otherwise. The AUP report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP report. This AUP report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this AUP report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party. Yours faithfully, PricewaterhouseCoopers LLP Chartered Accountants London 08 June 2026

Appendix 1 to the AUP report Procedures performed in relation to a sample of Mortgage Loans 1. We were provided with a data file by the Arranger on 13 October 2025 entitled “Project Sorrento - pool tape (Aug-2025).xlsx” (the “Extraction File”) detailing account numbers for the provisional portfolio of equity release mortgages “Mortgage Loans” as at 31 August 2025 (the “Cut-Off Date”), totalling 7132 accounts with a total current balance of £665,967,156.33 as at the Cut-Off Date. We have been informed that the pool of Mortgage Loans represents the Securitisation pool as at the Cut-Off Date. We selected a random sample of 444 Mortgage Loans (the “Initial Selected Sample”) from the Extraction File. The size of the total sample was based on statistical sampling techniques using the following criteria: 99% confidence level; 0% expected error rate; 1% maximum error rate. 2. You have agreed the sample size of 444 accounts as being sufficient and appropriate for the purposes of this engagement. 3. In addition, we selected a reserve sample of 25 Mortgage Loans (the "Reserve Sample") from the Extraction File, to be used to replace any Mortgage Loans in the Initial Selected Sample which had been redeemed between the Cut-Off Date and the date of our testing. During our testing zero Mortgage Loans from the Reserve Sample were used to replace redeemed Mortgage Loans. Therefore, the 444 Mortgage Loans from the Initial Selected Sample represent the “Selected Sample”. 4. The Mortgage Loan System referenced to in each case refers to Phoebus, (the “Mortgage System”) of BCM mortgage servicer. 5. The term “Mortgage File” in each case refers to electronic (pdf) versions of including, amongst other things, the signed application form, initial and, if applicable, mortgage commencement letter (“Completion or Welcome Letter”). 6. The term “Valuation Report” refers to the Valuation report in relation to a particular account provided to us by the Originator. 7. The term “Offer Letter” refers to a Mortgage Loan Offer letter or other similar documents prepared by the relevant Originator which is addressed to the borrower(s). 8. When confirming the existence of electronic signatures on the Mortgage File or the Valuation Report we agreed that there was a name shown or a scanned signature in the signature box of the agreement. We performed no procedures to verify the integrity of the electronic signature. 9. For test 9(a) and 9(b), Lead Manager informed us that the interest rate per the Extraction File needs to be recalculated for performing the interest rate tests along with providing us with a file ‘Project Sorrento - pool tape (Aug-2025)-shared with PwC.xlsx’ (the “Extraction File 2”) on 4 November 2025. For Mortgage Loans that were originated by Hodge, which are the loans with prefix on ‘mortgageRef’ of ‘M’ and that have ‘Lump Sum’ as the ‘productType’ the interest rate must be recalculated as the weighted average interest rate which is weighted by the outstanding balance for that month for Mortgage Loans with multiple parts. For Mortgage Loans that were originated by Hodge and that have ‘Drawdown’ as the ‘productType’, no change to be made to the ‘fixedRate’ per the Extraction File. For the Mortgage Loans that were not originated by Hodge, if the value against ‘REST_TYPE’ field of the Mortgage Loan per tab ‘Phoenix Portfolio File v2b-X1 2’ of the Extraction File 2 is ‘M’ or ‘O’, no change to be made to the ‘fixedRate’ per the Extraction File, but if not, the ‘fixedRate’ per the Extraction File has to be annualised by using the formula (1+‘fixedRate’/12)12-1).

10. With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work:

Test	Description of Agreed-Upon Procedures	Results
1(a).	**Customer Ref** Agreed the 'customerRef' data field of the Extraction File to the Mortgage System.	No exceptions noted.
2(a).	**Mortgage Ref** Agreed the 'mortgageRef' data field of the Extraction File to the Offer Letter.	Management has informed us that the Offer Letter is not available for 10 Mortgage Loans. As such we have not performed test 2(a) for 10 Mortgage Loans. Please refer Appendix 2 for further details. Furthermore, Management has informed us that the Offer Letter for the Mortgage Loans that were originated by Northen Rock do not show the Mortgage reference. As such we have not performed test 2(a) for 233 Mortgage Loans. No exceptions noted.
2(b).	**Mortgage Ref** Agreed the 'mortgageRef' data field of the Extraction File to the Mortgage System.	No exceptions noted.
3(a).	**Origination Date** Agreed the 'originationDate' in the data field of the Extraction File to the Mortgage System.	1 exception noted. Please see Appendix 2 for further details.
3(b).	**Origination Date** Agreed the 'originationDate' in the data field of the Extraction File to the Mortgage File.	Management has informed us that the Mortgage File is not available for 4 Mortgage Loans. As such we have not performed test 3(b) for 4 Mortgage Loans. 9 exceptions noted. Please see Appendix 2 for further details.
4(a).	**Initial Loan Amount** Agreed the 'Initial Loan Amount' data field of the Extraction File to the Mortgage System.	No exceptions noted.

Test	Description of Agreed-Upon Procedures	Results
4(b).	**Initial Loan Amount** Agreed the 'Initial Loan Amount' data field of the Extraction File to the Offer Letter. For the purpose of above test, a tolerance of +/- £1,000 has been applied.	Management has informed us that the Mortgage File is not available for 13 Mortgage Loans. As such we have not performed test 4(b) for 13 Mortgage Loans. 41 exceptions noted. Please see Appendix 2 for further details.
5.	**Increment Origination Date** Agreed the 'incrementOriginationDate' data field of the Extraction File to the Mortgage System.	No exceptions noted.
6.	**Outstanding Loan Balance** Agreed the 'outstandingLoanBalance' data field of the Extraction File to the Mortgage System.	No exceptions noted.
7(a).	**Interest rate** Agreed the 'fixedRate' data field of the Extraction File to the Mortgage System.	No exceptions noted.
7(b).	**Interest rate** Agreed the 'fixedRate' data field of the Extraction File to the Offer Letter. For the purpose of above test, a tolerance of +/- 1% has been applied.	Management has informed us that the Offer Letter is not available for 13 Mortgage Loans. As such we have not performed test 7(b) for 13 Mortgage Loans. 3 exceptions noted. Please see Appendix 2 for further details.
8.	**Borrower 1 Name** Agreed the name of borrower 1 as per the Mortgage System to the Offer Letter. For the avoidance of doubt, where only the initial of the first name or surname has been stated in the Offer letter, we have verified that the initial as per the Offer letter matches to the initial as per the Mortgage System.	Management has informed us that the Offer Letter is not available for 10 Mortgage Loans. As such we have not performed test 8 for 10 Mortgage Loans. Management has informed us that test 8 is not applicable for 59 samples where the field 'dob1' per the Extraction File had no value. As such we have not performed test 8 for these 59 Mortgage Loans. 1 exception noted. Please see Appendix 2 for further details.

Test	Description of Agreed-Upon Procedures	Results
9(a).	**Borrower 1 DOB** Agreed the 'dob1' data field of the Extraction File to the Mortgage System.	Management has informed us that test 9(a) is not applicable for 59 samples where the field 'dob1' per the Extraction File had no value. As such we have not performed test 9(a) for these 59 Mortgage Loans. 2 exceptions noted. Please see Appendix 2 for further details.
9(b).	**Borrower 1 DOB** Agreed the 'dob1' data field of the Extraction File to the Mortgage File for the mortgage.	Management has informed us that the Mortgage File is not available for 11 Mortgage Loans. As such we have not performed test 9(b) for 11 Mortgage Loans. Management has informed us that test 9(b) is not applicable for 59 samples where the field 'dob1' per the Extraction File had no value. As such we have not performed test 9(b) for these 59 Mortgage Loans. 6 exceptions noted. Please see Appendix 2 for further details.
10(a).	**Borrower 1 Sex** Agreed the 'sex1' data field of the Extraction File to the Mortgage System.	Management has informed us that test 10(a) is not applicable for 59 samples where the field 'sex1' per the Extraction File had no value. As such we have not performed test 10(a) for these 59 Mortgage Loans. 1 exception noted. Please see Appendix 2 for further details.
10(b).	**Borrower 1 Sex** Agreed the 'sex1' data field of the Extraction File to the Mortgage File for the mortgage.	Management has informed us that the Mortgage File is not available for 11 Mortgage Loans. As such we have not performed test 10(b) for 11 Mortgage Loans. Furthermore, Management has informed us that test 10(b) us not applicable for 59 samples where the field 'sex1' per the Extraction File had no value. As such we have not performed test 10(b) for these 59 Mortgage Loans. 2 exceptions noted. Please see Appendix 2 for further details.

Test	Description of Agreed-Upon Procedures	Results
11.	**Borrower 1 Inactive** Agreed the 'inactive1' data field of the Extraction File to the Mortgage System.	Management has informed us that test 11 is not applicable for 59 samples where the field 'inactive1' per the Extraction File had no value. As such we have not performed test 11 for these 59 Mortgage Loans. 4 exceptions noted. Please see Appendix 2 for further details.
12.	**Borrower 2 Name** Agreed the name of borrower 2 as per the Mortgage System to the Offer Letter. For the avoidance of doubt, where only the initial of the first name or surname has been stated in the Offer Letter, we have verified that the initial as per the Offer Letter matches to the initial as per the Mortgage System.	Management has informed us that the Offer Letter is not available for 4 Mortgage Loans. As such we have not performed test 12 for 4 Mortgage Loans. Please see Appendix 2 for further details. Furthermore, Management has informed us that test 12 is not applicable for 199 samples where the field 'dob2' per the Extraction File had no value. As such we have not performed test 12 for these 199 Mortgage Loans. No exceptions noted.
13(a).	**Borrower 2 DOB** Agreed the 'dob2' data field of the Extraction File to the Mortgage System.	Management has informed us that test 13(a) is not applicable for 199 samples where the field 'dob2' per the Extraction File had no value. As such we have not performed test 13(a) for these 199 Mortgage Loans. No exceptions noted.
13(b).	**Borrower 2 DOB** Agreed the 'dob2' data field of the Extraction File to the Mortgage File for the mortgage.	Management has informed us that the Mortgage File is not available for 5 Mortgage Loans. As such we have not performed test 13(b) for 5 Mortgage Loans. Furthermore, Management has informed us that test 13(b) is not applicable for 199 samples where the field 'dob2' per the Extraction File had no value. As such we have not performed test 13(b) for these 199 Mortgage Loans. 4 exceptions noted. Please see Appendix 2 for further details.
14(a).	**Borrower 2 Sex** Agreed the 'sex2' data field of the Extraction File to the Mortgage System.	Management has informed us that test 14(a) is not applicable for 199 samples where the field 'sex2' per the Extraction File had no value. As such we

Test	Description of Agreed-Upon Procedures	Results
		have not performed test 14(a) for these 199 Mortgage Loans. No exceptions noted.
14(b).	**Borrower 2 Sex** Agreed the 'sex2' data field of the Extraction File to the Mortgage File for the mortgage.	Management has informed us that the Mortgage File is not available for 5 Mortgage Loans. As such we have not performed test 14(b) for 5 Mortgage Loans. Please refer Appendix 2 for further details. Furthermore, Management has informed us that test 14(b) is not applicable for 199 samples where the field 'sex2' per the Extraction File had no value. As such we have not performed test 14(b) for these 199 Mortgage Loans. No exceptions noted.
15.	**Borrower 2 Inactive** Agreed the 'inactive2' data field of the Extraction File to the Mortgage System.	Management has informed us that test 15 is not applicable for 199 samples where the field 'inactive2' per the Extraction File had no value. As such we have not performed test 15 for these 199 Mortgage Loans. 2 exceptions noted. Please see Appendix 2 for further details.
16.	**DOD/LTC** Agreed the 'dodltc' data field of the Extraction File to the Mortgage System.	1 exception noted. Please see Appendix 2 for further details.
17.	**Address/Region** Agreed the address as per the Mortgage System to the Offer Letter.	Management has informed us that the Mortgage File is not available for 13 Mortgage Loans. As such we have not performed test 17 for 13 Mortgage Loans. Please refer Appendix 2 for further details. No exceptions noted.
18.	**Latest Property Value** Agreed the 'Latest Full Valuation' data field of the Extraction File to the Valuation Report.	Management has informed us that the Valuation Report is not available for 22 Mortgage Loans. As such we have not performed test 18 for 22 Mortgage Loans.

Test Description of Agreed-Upon Procedures Results 12 exceptions noted. Please see Appendix 2 for further details. 19. Latest Valuation Date Agreed the ‘Latest Full Valuation Date’ data field of the Extraction File to the Valuation Report. For the purpose of this test, a tolerance of +/- 6 months has been used. Management has informed us that the Valuation Report is not available for 22 Mortgage Loans. As such we have not performed test 19 for 22 Mortgage Loans. 12 exceptions noted. Please see Appendix 2 for further details. 20. Equity Protection Percentage Agreed the ‘PROT_EQ_PERC’ data field of the Extraction File to the Mortgage System. No exceptions noted. 21. Equity Protection Percentage Agreed the ‘PROT_EQ_PERC’ data field of the Extraction File to the Offer Letter. For the purpose of this test, we have agreed the value for equity protection percentage as 0 if there is no mention of equity protection in the Offer Letter. Management has informed us that the Offer Letter is not available for 13 Mortgage Loans. As such we have not performed test 21 for 13 Mortgage Loans. Please refer Appendix 2 for further details. No exceptions noted. 22. Application form Agreed that the application made by borrowers for the Mortgage Loan is signed. Management has informed us that the application form is not available for 13 Mortgage Loans. As such we have not performed test 22 for 13 Mortgage Loans. 1 exception noted. Please see Appendix 2 for further details.

pwc

Appendix 2 to the AUP report

Detailed Exceptions Listing

Test 2(a): Mortgage Reference to Offer Letter

Sl No.	*customerRef*	*As per Extraction File*	*Management comment*
1	10091722	51950L-03637	*The Offer Letter is not available.*
2	6070010007	M4788	
3	6066370006	M4400	
4	6108880005	M13268	
5	10095016	53150A-00545	
6	10091481	51950L-00152	
7	10070503	18950A-05541	
8	6126800004	M15339	
9	6106500004	M13000	
10	10087733	18950Y-09623	

Test 3(a): Origination date to Mortgage System

Sl No.	*customerRef*	*As per Extraction File*	*As per Mortgage system*	*Management comment*
1	10075434	3/8/2001	30/03/2001	*This is a typographical error on the Mortgage System.*

Test 3(b): Origination date to Mortgage File

Sl No.	*customerRef*	*As per Extraction File*	*As per Mortgage file*	*Management comments*
1	6072790009	9/22/2006	21/09/2006	*This is a typographical error on the Mortgage System.*
2	6122190000	6/24/2009	6/23/2009	
3	6085020002	2/28/2007	23/02/2007	
4	10075434	3/8/2001	30/03/2001	
5	6125090001	9/3/2009	9/2/2009	
6	6072790004	9/22/2006	9/21/2006	
7	6095980008	8/22/2007	8/21/2007	
8	6076880002	10/11/2006	12/10/2006	
9	6180650000	6/19/2015	6/23/2015	
10	6080850013	3/12/2007	-	*The Mortgage File is not available.*
11	10095016	11/9/2004	-	
12	10099213	3/30/2005	-	*The Mortgage File is not available.*
13	10091103	3/27/2003	-

Test 4(b): Loan amount to Offer Letter

Sl No.	customerRef	As per Extraction File	As per Offer Letter	Management comments
1	10083888	1	35,000	The £1 amount is the data BCM received when the loan was originally boarded. They have not been asked to correct these by current or previous portfolio owners.
2	10087563	1	42,500	
3	10070220	1	7,700	
4	10084050	1	13,563	
5	10089451	1	10,910	
6	10105912	1	4,460	
7	10093800	1	10,600	
8	10075350	1	10,300	
9	10080593	1	12,000	
10	10082373	1	22,500	
11	10075434	1	24,300	
12	10081261	1	20,000	
13	10096159	1	30,000	
14	10102135	1	25,000	
15	10080716	1	14,400	
16	10083287	1	80,000	
17	10099585	1	20,000	
18	10081126	1	30,000	
19	10105438	1	11,626	
20	10076262	1	10,000	
21	10085592	1	12,000	
22	10100103	1	3,279	
23	10104273	1	34,000	
24	10082082	1	10,000	
25	10092253	1	14,000	
26	10091103	1	10,000	
27	10088501	1	30,000	
28	10097177	1	12,000	
29	10071358	1	30,000	
30	10073030	1	20,000	
31	10098348	1	32,000	
32	10097549	1	56,700	
33	10098091	1	30,000	
34	10095082	1	36,000	
35	10091994	1	22,000	
36	10088455	1	55,000

37	10084253	1	17,000	
38	10088942	1	17,752	
39	10092933	1	17,500	
40	10100348	35,000	36,496	*The Difference of the Initial loan amount between the offer letter and the extraction file is due to the Mortgage loan origination costs.*
41	10071093	65,000	-	*The Difference of the Initial loan amount between the offer letter and the extraction file is due to a revised off letter that the management cannot find.*
42	10091722	1	-	*The Offer Letter was not available for testing.*
43	10098028	40,000	-	
44	6070010007	10,000	-	
45	6066370006	5,000	-	
46	10103730	17,545	-	
47	6108880005	2,000	-	
48	10095016	17,000	-	
49	10074092	13,400	-	
50	10091481	21,187	-	
51	10070503	22,500	-	
52	6126800004	10,000	-	
53	6106500004	2,500	-	
54	10087733	7,000	-	

Test 7(b): Interest rate to Offer Letter

Sl No.	*customerRef*	*As per Extraction File*	*As per offer letter*	*Management comments*
1	10087563	5.99%	7.59%	*There are revised offer letters, but Management is unable to find these offer letters.*
2	10088501	5.89%	7.28%	
3	10098091	7.79%	6.69%	
4	10091722	6.29%	-	*Offer Letter was not available.*
5	10098028	7.99%	-	
6	6070010007	6.99%	-	
7	6066370006	6.30%	-

8	10103730	5.89%	-	
9	6108880005	6.78%	-	
10	10095016	6.99%	-	
11	10074092	7.59%	-	
12	10091481	7.30%	-	
13	10070503	7.19%	-	
14	6126800004	6.30%	-	
15	6106500004	6.99%	-	
16	10087733	6.79%	-	

Test 8: Borrower 1 name- Mortgage System to Offer Letter

Sl No.	*customerRef*	*As per Mortgage system*	*As per offer letter*	*Management comments*
1	10098801	L*n W*y	L*e W*y	*This is a typographical error on the Mortgage System.*
2	10091722	A*y B*e	-	*Offer Letter was not available.*
3	10098028	W*m R*n F*n	-	
4	6070010007	S*a M*y L*h	-	
5	6066370006	R*y N*s C*s F*r	-	
6	10103730	R*a A*w R*y	-	
7	6108880005	P*y B	-	
8	10074092	D*y P*a S*l	-	
9	6126800004	M*t V*t	-	
10	6106500004	A*e J*t K*g	-	
11	10087733	S*h T*t	-	

Test 9(a): Date of birth of borrower 1 to Mortgage System

Sl No.	*customerRef*	*As per Extraction File*	*As per Mortgage System*	*Management comment*
1	6083100004	5*34	No such borrower per mortgage system.	*Borrower died and was removed from Mortgage System in October 2025.*
2	6072790004	5*37	5*37	*This is a typographical error on the Mortgage System.*

Test 9(b): Date of birth of borrower 1 to Mortgage File

Sl No.	*customerRef*	*As per Extraction File*	*As per mortgage file*	*Management Comments*
1	6072790009	5*37	5*37	*This is a typographical error on the Mortgage System.*
2	6066370006	10*36	12*36	*This is a typographical error on the Mortgage System.*
3	6067620002	10*30	7*30	
4	6066370001	10*36	12*36	
5	10104176	7*30	7*30	*This is a typographical error on the Mortgage System.*
6	6072790004	5*37	5*37	*This is a typographical error on the Mortgage System.*
7	10102271	7*37	-	*Mortgage File was not available.*
8	10096374	6*37	-	
9	10100678	12*37	-	
10	6080850013	6*35	-	
11	10102138	5*31	-	
12	6118860002	9*48	-	
13	10101591	8*42	-	
14	10104669	9*40	-	
15	6080850002	6*35	-	
16	10102857	7*46	-	
17	6108880016	8*25	-	

Test 10(a): Sex of borrower 1 to Mortgage System

Sl No.	*customerRef*	*As per Extraction File*	*As per the mortgage system*	*Management Comments*
1	6083100004	M	*There is no borrower 1 per system.*	*Borrower died and was removed from Mortgage System in October 2025.*

Test 10(b): Sex of borrower 1 to Mortgage File

Sl No.	*customerRef*	*As per Extraction File*	*As per mortgage file*	*Management Comments*
1	10085460	F	M	*Borrower positions transposed in the Extraction File, compared to the application form tested.*
2	6082110010	F	Salutation not marked in the application form.	*Application form does not have a field for sex.*

3	10102271	F	-	*Mortgage file was not available.*
4	10096374	M	-	
5	10100678	F	-	
6	6080850013	F	-	
7	10102138	F	-	
8	6118860002	M	-	
9	10101591	F	-	
10	10104669	M	-	
11	6080850002	F	-	
12	10102857	F	-	
13	6108880016	F	-	

Test 11: Borrower 1 is inactive to Mortgage System

Sl No.	*customerRef*	*As per Extraction File*	*As per Mortgage System*	*Management comments*
1	6061170004	FALSE	18*20 is date of death of borrower	*Death certificate was received in September 2025, and date of death was added then. As extraction file produced for end of August, would have shown borrower as active.*
2	6116570000	FALSE	19*25 is the date of death of borrower	*Notification of borrower death received in October 2025, so at the time of the data extraction in August, the borrower would have shown as active.*
3	6083100004	TRUE	No borrower 2 per system,	*Borrower was removed from account on 29/09/25 as borrower died and property held in joint tenants.*
4	10073015	FALSE	22*25 is date of death of borrower	*Notification of death received in September 2025, so would have shown as active at the time of the data extraction.*

Test 12: Borrower 2 name to Offer Letter

Sl No.	*customerRef*	*Management comment*
1	10091722	*Offer Letter was not available.*
2	6066370006	
3	10091481	
4	10070503

Test 13(b): Date of birth of borrower 2 to Mortgage File

Sl No.	*customerRef*	*As per Extraction File*	*As per Mortgage File*	*Management Comments*
1	10092806	20*38	02*38	*This is a typographical error on the mortgage system.*
2	10071991	27*31	23*31	*This is a typographical error on the mortgage system.*
3	10091666	24*37	24*38	*This is a typographical error on the mortgage system.*
4	10089533	09*42	09*43	*This is a typographical error on the mortgage system.*
5	10096374	11*37	-	*The Mortgage File was not available.*
6	6096730032	3*41	-	
7	6118860002	6*25	-	
8	6096730009	3*41	-	
9	10104669	1*45	-	

Test 14(b): Sex of borrower 2 to Mortgage File

Sl No.	*customerRef*	*As per Extraction File*	*As per Mortgage File*	*Management Comments*
1	10096374	F	-	*The Mortgage File was not available.*
2	6096730032	F	-	
3	6118860002	F	-	
4	6096730009	F	-	
5	10104669	F	-	

Test 15: Borrower 2 is inactive to the Mortgage System

Sl No.	*customerRef*	*As per Extraction File*	*As per Mortgage System*	*Management Comments*
1	10096374	FALSE	Borrower has died on 25*24.	*10096374 – the customer's death is recorded as 25*24, and because the other borrower has also passed away, the account is in the redemption process – eviction date is set for 10/12/2025.*
2	10095016	FALSE	Date of death is 25*21.	*10095016 – The customer passed away on 25*21. As there is a surviving borrower on the account, no further action is being taken on this account at this time.*

Test 16: Dodltc to Mortgage System

Sl No.	*customerRef*	*As per Extraction File*	*As per mortgage system*	*Management Comments*
1	10095016	-	25*21	*This is a joint account, with Mr passing away on 25*21. As there is a surviving borrower, Mrs, there is not a DODLTC for the account so the account is not within the redemption process.*

Test 17: Address to Offer Letter

Sl No.	*customerRef*	*Management Comments*
1	10091722	*The Offer Letter was not available.*
2	10098028	
3	6070010007	
4	6066370006	
5	10103730	
6	6108880005	
7	10095016	
8	10074092	
9	10091481	
10	10070503	
11	6126800004	
12	6106500004	
13	10087733	

Test 18: Latest property value to Valuation Report

Sl No.	*customerRef*	*As per Extraction File*	*As per testing*	*Management comments*
1	10091722	130,000	90,000	*There are revised valuation reports, but Management is unable to find these valuation reports.*
2	10105912	265,000	245,000	
3	6083100004	210,000	220,000	
4	10086968	175,000	180,000	
5	10106205	174,950	1,750,000	
6	6106480001	175,000	170,000	
7	10100382	350,000	650,000	
8	6114730004	227,500	235,000	*Projected market value per valuation report is stated in the Extraction File instead of market value per valuation report.*
9	6140940001	165,000	175,000	
10	6114730007	227,500	235,000

11	6125210007	165,000	175,000	
12	10095826	1,650,000	165,000	*This is a typographical error on the mortgage system.*
13	10083888	650,000	-	
14	6080850013	380,000	-	
15	10103730	88,000	-	
16	6096730032	725,000	-	
17	6118860002	225,000	-	
18	10088501	164,000	-	
19	10097177	300,000	-	
20	10087073	60,000	-	
21	6096730009	725,000	-	
22	10085583	128,000	-	
23	10097804	107,500	-	
24	10098091	350,000	-	
25	6080850002	380,000	-	
26	10074092	150,000	-	
27	10097922	200,000	-	*Valuation report was not available.*
28	10087256	142,881	-	
29	10095636	180,000	-	
30	10101749	125,000	-	
31	10070503	195,000	-	
32	10087733	135,000	-	
33	10089062	150,000	-	
34	10093800	190,000	-	

Test 19: Latest valuation date to Valuation Report

Sl No.	*customerRef*	*As per Extraction File*	*As per valuation report*	*Management comments*
1	10091722	12/4/2006	12/11/2003	
2	10089451	5/3/2006	10/12/2005	
3	10105912	1/8/2008	23/01/07	
4	10090615	4/14/2005	7/8/2004	*There are revised valuation reports, but management is unable to find these valuation reports.*
5	10076871	10/1/2010	6/28/2007	
6	10087160	9/7/2005	12/31/2004	
7	10088711	12/15/2004	30/04/2004	
8	10098172	10/20/2006	9/26/2005	*This is a typographical error on the mortgage system.*
9	6086480007	1/25/2007	1/25/2006	*The report date is 1/25/07, so it appears the date of inspection being 25/01/06 is a typographical error. There is no evidence in the*

				documents that a valuer was instructed a year before the borrowers applied for the mortgage on 18/07/07.
10	10076262	2/20/2008	13/02/2003	*It appears the original lender used the completion date for the valuation date.*
11	10082553	10/26/2006	16/03/2004	*It appears the original lender used the completion date for the valuation date.*
12	10100348	8/13/2008	4/7/2005	*It appears the original lender used the completion date for the valuation date.*
13	10083888	10/17/2008	-	*Valuation report was not available.*
14	6080850013	11/2/2006	-	
15	10103730	7/7/2008	-	
16	6096730032	6/26/2007	-	
17	6118860002	10/21/2008	-	
18	10088501	6/12/2006	-	
19	10097177	2/12/2007	-	
20	10087073	2/1/2000	-	
21	6096730009	6/26/2007	-	
22	10085583	4/26/2004	-	
23	10097804	7/20/2006	-	
24	10098091	12/18/2007	-	
25	6080850002	11/2/2006	-	
26	10074092	5/29/2008	-	
27	10097922	1/16/2007	-	
28	10087256	12/21/2004	-	
29	10095636	3/7/2006	-	
30	10101749	6/15/2006	-	
31	10070503	11/23/2006	-	
32	10087733	2/18/2008	-	
33	10089062	3/14/2005	-	
34	10093800	11/9/2006	-	

Test 21: Equity Protection Percentage to Offer Letter

Sl No.	*customerRef*	*As per Extraction File*	*As per Offer Letter*	*Management comments*
1	10091722	0%	-	*Offer Letter was not available.*
2	10098028	0%		
3	6070010007	0%		
4	6066370006	0%

5	10103730	0%		
6	6108880005	0%		
7	10095016	0%		
8	10074092	0%		
9	10091481	0%		
10	10070503	0%		
11	6126800004	0%		
12	6106500004	0%		
13	10087733	0%		

Test 22: Application form is signed

Sl No.	*customerRef*	*As per testing*	*Management Comment*
1	10072835	Application form is not signed.	*Not all pages from the application form have been scanned, including the declaration page where a customer would normally sign.* *However, the Mortgage Deed has been executed by the customers, and a scanned copy is on file.*
2	10102271	-	*Application form was not available.*
3	10096374	-	
4	10100678	-	
5	6080850013	-	
6	6096730032	-	
7	10102138	-	
8	6118860002	-	
9	10101591	-	
10	6096730009	-	
11	10104669	-	
12	6080850002	-	
13	10102857	-	
14	6108880016	-

Appendix 3 to the AUP report Engagement letter dated 22 January 2026

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business. PRIVATE AND CONFIDENTIAL The Directors Phoenix Life Limited (the “Seller”) 10 Brindleyplace Birmingham B1 2JB United Kingdom The Directors Kasper 1 L.P. (“Kasper 1”) 152928 Canada Inc. 199 Bay Street, Suite 5300 Toronto, Ontario M5L 1B9 The Directors Sunshine Mortgage Funding 1 Plc (the “Issuer”) C/O Tmf Group 13th Floor One Angel Court London, EC2R 7HJ United Kingdom Deutsche Bank AG London Branch (the “Arranger” and the “Lead Manager”) 21 Moorfields London EC2Y 9DB United Kingdom and the Other Managers (as defined below) 08 June 2026 Dear Ladies and Gentlemen Agreed upon procedures in respect of the issuance of Mortgage-Backed Securities (the “Securitisation”). Purpose of this AUP report This AUP report is produced in accordance with the terms of our original agreement dated 22 January 2026 as varied by the variation agreement dated 02 June 2026 (the “agreement”). This AUP report is addressed to the addressees solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Securitisation and may not be suitable for another purpose.

9 Your Responsibilities You are responsible for determining that the scope of the services is sufficient for your purposes (and the purposes of any other intended recipients of the AUP report) and have confirmed that the procedures described herein are appropriate for the purpose for which of the services were engaged. It is the responsibility of the Seller to take all reasonable care to ensure that any data provided to us has been properly extracted from the computer systems of the Seller and for the creation and maintenance of all accounting records supporting that data. It is the responsibility of the Seller to respond to the due diligence enquiries of Kasper 1, Issuer, Arranger and the Lead Manager concerning the Seller’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Securitisation to enable the Arranger, Kasper 1, the issuer and the Lead Manager to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake. Our Responsibilities Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 (Revised) ‘Agreed-Upon Procedures Engagements.’ We have complied with the ethical requirements in the Code of Ethics issued by the Institute of Chartered Accountants of England and Wales. We have also complied with the independence requirements of the Financial Reporting Council’s Ethical Standard. An agreed-upon procedures engagement involves performing the procedures that have been agreed with you, and reporting the findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures. We have applied International Standard on Quality Management (UK) 1 ‘Quality Management for Firms that Perform Audits or Reviews of Financial Statements, or Other Assurance or Related Services Engagements’, and accordingly, we design, implement and operate a system of quality management including policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements. Procedures and Findings We set out in Appendix 1, Appendix 2, Appendix 3, Appendix 4, Appendix 5 and Appendix 6 the procedures we have performed, as agreed with you, together with our findings. Our procedures, as stated in our agreement, did not constitute an audit or assurance engagement made in accordance with generally accepted auditing or assurance standards, the objective of which would be the expression of assurance. We do not express such assurance. Had we performed additional procedures, or had we performed an audit or assurance engagement, other matters might have come to our attention that we would have reported to you. The findings do not include a description of the accounting systems or the processes for generating and maintaining the documents examined and other accounting records, nor does the AUP report include an evaluation of the findings. That is solely the responsibility of the intended users of the AUP report.

10 The Seller or Kasper 1 may include a copy of this AUP report in the bible of transaction documents of the Securitisation prepared for the Issuer. You may also disclose the AUP report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves. The procedures in this AUP report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP report may be used by a manager on the Securitisation to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP report. You may disclose the AUP report directly to rating agencies, provided that (i) it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, (ii) they do not acquire any rights against PwC and (iii) they will be required to sign letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, you may also include a copy of the AUP report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP report whether via that website or otherwise. Additionally, the Arranger, Lead Manager or the Issuer may file a copy of the AUP report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP report whether via EDGAR or otherwise. The AUP report is solely intended for the use and benefit of the Seller, Kasper 1 and any other parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP report. This AUP report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this AUP report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party. Yours faithfully, PricewaterhouseCoopers LLP Chartered Accountants London 08 June 2026

Appendix 1 to the AUP report

Procedures performed in relation to a sample of Mortgage Loans for Q1 2026

1. We were provided with a data file by the Arranger on 14 May 2026 entitled "Q126 data tape v1.xlsx" (the "**Extraction File 1**") detailing account numbers for the provisional portfolio of equity release mortgages "Mortgage Loans 1" as at 31 March 2026 (the "**Q1 2026 Cut-Off Date**"), totalling 6533 accounts with a total current balance of £623,701,351.67 as at the Q1 2026 Cut-Off Date. We have been informed that the pool of Mortgage Loans 1 represents the Securitisation pool as at the Q1 2026 Cut-Off Date. We selected a random sample of 443 Mortgage Loans 1 (the "**Initial Selected Sample 1**") from the Extraction File 1. The size of the total sample was based on statistical sampling techniques using the following criteria:

   - 99% confidence level;
   - 0% expected error rate;
   - 1% maximum error rate.

2. You have agreed the sample size of 443 accounts as being sufficient and appropriate for the purposes of this engagement.

3. In addition, we selected a reserve sample of 10 Mortgage Loans 1 (the "**Reserve Sample 1**") from the Extraction File 1, to be used to replace any Mortgage Loans 1 in the Initial Selected Sample 1 which had been redeemed between the Q1 2026 Cut-Off Date and the date of our testing. During our testing 4 Mortgage Loans 1 from the Reserve Sample 1 were used to replace redeemed Mortgage Loans 1. These 4 replaced 4 of the original sample, and the resulting 443 Mortgage Loans 1 represent the "**Selected Sample 1**" for the purposes of this Appendix.

4. The mortgage loan system referenced to in each case refers to Phoebus, (the "**Mortgage System**") of BCM, the mortgage servicer.

5. With respect to the agreed upon procedures in relation to the Selected Sample 1, we report to you below the factual findings resulting from our work:

<table>
<tr><th>Test</th><th>Description of Agreed-Upon Procedures</th><th>Results</th></tr>
<tr><td>1.</td><td>Borrower 1 DOB

Agreed the 'dob1' data field of the Extraction File 1 to the Mortgage System.</td><td>Management has informed us that test 1 is not applicable for 63 samples where the field 'dob1' per the Extraction File 1 had no value. As such we have not performed test 1) for these 63 Mortgage Loans 1.

1 exception noted.

<table><tr><th>Loan ID</th><th>As per Extraction File 1</th><th>As per Mortgage system</th><th>Management comment</th></tr><tr><td>10104878</td><td>26*37</td><td>Only one borrower (Borrower 2) per system</td><td>Mrs died and was removed from the account on 13/05/2026.</td></tr></table></td></tr>
<tr><td>2.</td><td>Borrower 2 DOB

Agreed the 'dob2' data field of the Extraction File 1 to the Mortgage System.</td><td>Management has informed us that test 2 is not applicable for 192 samples where the field 'dob2' per the Extraction File 1 had no value. As such we have not performed test 2) for these 192 Mortgage Loans 1.</td></tr>
</table>

11

12 Test Description of Agreed-Upon Procedures Results 1 exception noted. Loan ID As per Extractio n File 1 As per Mortgage system Management comment 610765000 6 01*38 Only one borrower (Borrower 1) per system Mrs died and was removed from the account in 2017. 3. DOD/LTC Agreed the ‘dodltc’ data field of the Extraction File 1 to the Mortgage System. 9 exceptions noted. Loan ID As per Extractio n File 1 As per Mortgage system Management comment 10099220 Blank Date of death 22*26 The death certificate was received on 18/05/26 and system updated. 10090701 Blank Date of death 24*26 The death certificate was received on 10/04/26 and system updated. 10070218 Blank Date of death 24*26 The death certificate was received on 10/04/26 and system updated. 10080140 Blank Date of death 07*25 The death certificate was received on 11/05/26 and system updated. 10070220 Blank Date of death 24*26 The death certificate was received on 10/04/26 and system updated. 610572000 6 Blank Date of death 29*26 Death certificate received 16/04/26, so death registered after data tape cut off. 10103870 Blank Date of death 25*26 Deceased but no Death Certificate so can't formally update the System. 610572000 0 Blank Date of death 29*26 Death certificate received 16/04/26, so death registered after data tape cut off. 10089350 Blank Date of LTC 05*26 The date our borrower entered Long Term Care was not confirmed by the borrowers third party until April 2026,

13 Test Description of Agreed-Upon Procedures Results presume this is why not showing in the Q1 data tape. 4. Borrower 1 Inactive Agreed the ‘inactive1’ data field of the Extraction File 1 to the Mortgage System. Management has informed us that test 4) is not applicable for 63 samples where the field 'inactive1' per the Extraction File 1 had no value. As such we have not performed test 4) for these 63 Mortgage Loans 1. 9 exceptions noted Loan ID As per Extraction File 1 As per Mortgage system Management comment 1009922 0 FALSE Date of death per system is 22*26 The death certificate was received on 18/05/26 and system updated. 10070218 FALSE Date of death per system is 24*26 The death certificate was received on 10/04/26 and system updated. 10090572 FALSE Date of death per system 01*26 The death certificate was received on 18/05/26 and system updated. 1008902 3 FALSE Date of death per system 02*2026 We've received notification on 19/05/26 that the borrower has died, but awaiting death certificate - so data file will not show a DOD. 1009973 0 FALSE Date of death per system 28*25 The death certificate was received on 23/04/26 and system updated. 1007022 0 FALSE Date of death per system 24*26 The death certificate was received on 10/04/26 and system updated. 10103870 FALSE Date of death per system 25*26 Borrower is marked as 'deceased - notified', we are awaiting the death certificate which I believe results in the death not showing in the data file. 6125600 000 FALSE Date of death per Borrower is marked as 'deceased -

<table>
<tr><th>Test</th><th>Description of Agreed-Upon Procedures</th><th>Results</th></tr>
<tr><td></td><td></td><td>
<table>
<tr><td></td><td></td><td>system 01*22</td><td>notified', we are awaiting the death certificate which I believe results in the death not showing in the data file.</td></tr>
<tr><td>10104878</td><td>FALSE</td><td>No second borrower per system</td><td>Mrs died and was removed from the account on 13/05/2026.</td></tr>
</table>
</td></tr>
<tr><td>5.</td><td>Borrower 2 Inactive

Agreed the 'inactive2' data field of the Extraction File 1 to the Mortgage System.</td><td>Management has informed us that test 5) is not applicable for 192 samples where the field 'inactive2' per the Extraction File 1 had no value. As such we have not performed test 5) for these 192 Mortgage Loans 1.

8 exceptions noted.

<table>
<tr><th>Loan ID</th><th>As per Extraction File 1</th><th>As per Mortgage system</th><th>Management comment</th></tr>
<tr><td>10090701</td><td>FALSE</td><td>Date of death per system is 24*26</td><td>The death certificate was received on 10/04/26 and system updated.</td></tr>
<tr><td>10080140</td><td>FALSE</td><td>Date of death per system is 2*18</td><td>We have not received the death certificate for this borrower, so their status is 'deceased - notified', and I believe doesn't then appear in the data tape. If/when we receive the death certificate, the status would be updated to 'deceased - verified' and then would appear in the data tape.</td></tr>
<tr><td>10097564</td><td>FALSE</td><td>Date of death per system 11*26</td><td>Borrower is marked as 'deceased - notified', we are awaiting the death certificate which I believe results in the death not showing in the data file.</td></tr>
<tr><td>6105720006</td><td>FALSE</td><td>Date of death per system 29*26</td><td>Death certificate received 16/04/26, so death registered after data tape cut off.</td></tr>
<tr><td>10089651</td><td>FALSE</td><td>Date of death per</td><td>Borrower is marked as 'deceased - notified',</td></tr>
</table>
</td></tr>
</table>

14

15 Test Description of Agreed-Upon Procedures Results system 27*26 we are awaiting the death certificate which I believe results in the death not showing in the data file. 10103124 FALSE Date of death per system 13*26 Borrower is marked as 'deceased - notified', we are awaiting the death certificate which I believe results in the death not showing in the data file. 610572000 0 FALSE Date of death per system 29*26 Death certificate received 16/04/26, so death registered after data tape cut off. 610765000 6 TRUE No second borrower per system Mrs died and was removed from the account in 2017. 6. Borrower 1 Sex Agreed the ‘sex1’ data field of the Extraction File 1 to the Mortgage System. Management has informed us that test 6) is not applicable for 63 samples where the field 'sex1' per the Extraction File 1 had no value. As such we have not performed test 6) for these 63 Mortgage Loans 1. 1 exception noted. Loan ID As per Extraction File 1 As per Mortgage system Management comment 10104878 F Only one borrower (Borrower 2) per system Mrs died and was removed from the account on 13/05/2026. 7. Borrower 2 Sex Agreed the ‘sex2’ data field of the Extraction File 1 to the Mortgage System. Management has informed us that test 7) is not applicable for 192 samples where the field 'sex2' per the Extraction File 1 had no value. As such we have not performed test 7) for these 192 Mortgage Loans 1. 1 exception noted. Loan ID As per Extractio n File 1 As per Mortgage system Management comment 610765000 6 F Only one borrower (Borrower 1) per system Mrs died and was removed from the account in 2017. 8. Outstanding Loan Balance Agreed the ‘outstandingLoanBalance’ data No exceptions noted.

16 Test Description of Agreed-Upon Procedures Results field of the Extraction File 1 to the Mortgage System. 9. Total Outstanding Loan Balance Agreed the ‘totalOLB’ data field of the Extraction File 1 to the Mortgage System. No exceptions noted. 10. Interest rate Agreed the ‘totalfixedRate’ data field of the Extraction File 1 to the Mortgage System. If loans were part of a consolidated loan, the weighted average interest rate was calculated. If the Rest Type per the Mortgage System was M (Monthly), no conversion was applied. If the Rest Type per the Mortgage System was A (Annual), a conversion was applied with the following formula: 𝐹𝑖𝑥𝑒𝑑 𝑅𝑎𝑡𝑒 = ൬(1 + 𝐼ோ஺்ா) ଵ ଵଶ − 1൰ × 12 No exceptions noted.

Appendix 2 to the AUP report

Procedures performed in relation to a sample of Mortgage Loans Q1 2026

1. We were provided with a data file by the Arranger on 14 May 2026 entitled "Q126 data tape v1.xlsx" (the "**Extraction File 1b**") detailing account numbers for the provisional portfolio of equity release mortgages "Mortgage Loans 1b" as at 31 March 2026 (the "**Q1 2026 Cut-Off Date (Appendix 2)**"), totalling 6533 accounts with a total current balance of £623,701,351.67 as at the Q1 2026 Cut-Off Date (Appendix 2). We have been informed that the pool of Mortgage Loans 1b represents the Securitisation pool as at the Q1 2026 Cut-Off Date (Appendix 2). We selected a random sample of 443 Mortgage Loans 1b (the "**Selected Sample 1b**") from the Extraction File 1b. The size of the total sample was based on statistical sampling techniques using the following criteria:

   - 99% confidence level;
   - 0% expected error rate;
   - 1% maximum error rate.

2. You have agreed the sample size of 443 accounts as being sufficient and appropriate for the purposes of this engagement.

3. The Q1 2026 Mortgage Point File referenced to in each case refers to the data file entitled "DataTape and source MPF (with mapping) – Q126_v3.xlsx" (the "**Q1 2026 Mortgage Point File**") provided on the 22 May 2026 by the Arranger.

4. With respect to the agreed upon procedures in relation to the Selected Sample 1b, we report to you below the factual findings resulting from our work:

Test	Description of Agreed-Upon Procedures	Results
1a).	**Region** Agreed the 'Region' data field of the Extraction File 1b to the Q1 2026 Model Point File.	No exceptions noted.
2a).	**House Price** Agreed the 'housePrice' data field of the Extraction File 1b to the Q1 2026 Model Point File. Management has informed us to use figures rounded to the nearest whole number for the purpose of this test.	No exceptions noted
3a).	**Fixed Interest Rate** Agreed the 'fixedRate' data field of the Extraction File 1b to the Q1 2026 Model Point File.	No exceptions noted.

17

18 Test Description of Agreed-Upon Procedures Results 4a). LTV Agreed the ‘LTV’ data field of the Extraction File 1b to the Q1 2026 Model Point File. Management has informed us to use figures rounded to the nearest whole number for the purpose of this test. No exceptions noted.

pwc

Appendix 3 to the AUP report

Procedures performed in relation to a sample of Mortgage Loans for Q4 2025

1. We were provided with a data file by the Arranger on 28 April 2026 entitled "DataTape Q425_v5.3_extra_fields Updated AVMs final.xlsx" (the "**Extraction File 2**") detailing account numbers for the provisional portfolio of equity release mortgages "Mortgage Loans 2" as at 31 December 2025 (the "**Q4 2025 Cut-Off Date**"), totalling 6742 accounts with a total current balance of £631,001,176.63 as at the Q4 2025 Cut-Off Date. We have been informed that the pool of Mortgage Loans 2 represents the Securitisation pool as at the Q4 2025 Cut-Off Date. We selected a random sample of 443 Mortgage Loans 2 (the "**Initial Selected Sample 2**") from the Extraction File 2. The size of the total sample was based on statistical sampling techniques using the following criteria:

   - 99% confidence level;
   - 0% expected error rate;
   - 1% maximum error rate.

2. You have agreed the sample size of 443 accounts as being sufficient and appropriate for the purposes of this engagement.

3. In addition, we selected a reserve sample of 10 Mortgage Loans 2 (the "**Reserve Sample 2**") from the Extraction File 2, to be used to replace any Mortgage Loans 2 in the Initial Selected Sample 2 which had been redeemed between the Q4 2025 Cut-Off Date and the date of our testing. During our testing zero Mortgage Loans 2 from the Reserve Sample 2 were used to replace redeemed Mortgage Loans 2. Therefore, the 443 Mortgage Loans 2 from the Initial Selected Sample 2 represent the "**Selected Sample 2**".

4. The mortgage loan system referenced to in each case refers to Phoebus, (the "**Mortgage System**") of BCM, the mortgage servicer.

5. The AVM report referenced in test 11 refers to the data file entitled "2.56 2.50 Stock List Template Puffin Portfolio HC – Processed.xlsx" (the "AVM report with property type") provided on the 28 April 2026 by the Arranger.
6. With respect to the agreed upon procedures in relation to the Selected Sample 2, we report to you below the factual findings resulting from our work:

Test	Description of Agreed-Upon Procedures	Results
1.	**Borrower 1 DOB** Agreed the 'dob1' data field of the Extraction File 2 to the Mortgage System.	Management has informed us that test 1 is not applicable for 68 samples where the field 'dob1' per the Extraction File 2 had no value. As such we have not performed test 1) for these 68 Mortgage Loans 2. 1 exception noted.

Loan ID	*As per Extraction File 2*	*As per Mortgage system*	*Management comment*
6182360002	26*47	Only one borrower (Borrower 2) per system	Deceased borrower was removed from account as Joint Tenants

19

20 Test Description of Agreed-Upon Procedures Results 2. Borrower 2 DOB Agreed the ‘dob2’ data field of the Extraction File 2 to the Mortgage System. Management has informed us that test 2 is not applicable for 194 samples where the field 'dob2' per the Extraction File 2 had no value. As such we have not performed test 2) for these 194 Mortgage Loans 2. No exception noted. 3. DOD/LTC Agreed the ‘dodltc’ data field of the Extraction File 2 to the Mortgage System. 6 exceptions noted. Loan ID As per Extractio n File 2 As per Mortgage system Management comment 10096188 Blank Date of death 31*25 The account was originally in joint names, borrower 2 was removed from the account when he died in 2016. 612374000 3 Blank Date of death 30*25 Deceased but no Death Certificate so can't formally update the System. 612374000 2 Blank Date of death 30*25 Deceased but no Death Certificate so can't formally update the System. 612374000 5 Blank Date of death 30*25 Deceased but no Death Certificate so can't formally update the System. 615293000 0 Blank Date of death 11*25 Deceased but no Death Certificate so can't formally update the System. 612374000 6 Blank Date of death 30*25 Deceased but no Death Certificate so can't formally update the System. 4. Borrower 1 Inactive Agreed the ‘inactive1’ data field of the Extraction File 2 to the Mortgage System. Management has informed us that test 4) is not applicable for 69 samples where the field 'inactive1' per the Extraction File 2 had no value. As such we have not performed test 4) for these 69 Mortgage Loans 2. 12 exceptions noted Loan ID As per Extraction File 2 As per Mortgage system Management comment

21 Test Description of Agreed-Upon Procedures Results 61237400 03 FALSE Date of death 30*25 Notification of death was after the cut-off date 1007848 4 FALSE Date of death 17*25 Deceased but no Death Certificate so can't formally update 10101303 FALSE Date of death 16*20 Deceased but no Death Certificate so can't formally update 61237400 02 FALSE Date of death 30*25 Notification of death was after the cut-off date 6182360 002 TRUE Only one borrower (Borrower 2) per system Deceased borrower was removed from account as Joint Tenants 61237400 05 FALSE Date of death 30*25 Notification of death was after the cut-off date 10103262 FALSE Date of death 10*25 Notification of death was after the cut-off date 10095231 FALSE Date of death 16*25 Deceased borrower was removed from account as Joint Tenants 61152800 01 FALSE Date of death 17*25 Notification of death was after the cut-off date 61529300 00 FALSE Date of death 11*25 Deceased but no Death Certificate so can't formally update 1008979 2 FALSE Date of death 10*25 Notification of death was after the cut-off date 61237400 06 FALSE Date of death 30*25 Notification of death was after the cut-off date 5. Borrower 2 Inactive Agreed the ‘inactive2’ data field of the Extraction File 2 to the Mortgage System. Management has informed us that test 5) is not applicable for 194 samples where the field 'inactive2' per the Extraction File 2 had no value. As such we have not performed test 5) for these 194 Mortgage Loans 2. 2 exceptions noted. Loan ID As per Extractio n File 2 As per Mortgage system Management comment 10096188 FALSE Date of death 31*25 The account was originally in joint names, borrower 2 was pwc

<table>
<tr><th>Test</th><th>Description of Agreed-Upon Procedures</th><th>Results</th></tr>
<tr><td></td><td></td><td>
<table>
<tr><td></td><td></td><td></td><td>removed from the account when he died in 2016.</td></tr>
<tr><td>10098778</td><td>FALSE</td><td>Date of death 25*25</td><td>Deceased but no Death Certificate so can't formally update</td></tr>
</table>
</td></tr>
<tr><td>6.</td><td>Borrower 1 Sex

Agreed the 'sex1' data field of the Extraction File 2 to the Mortgage System.</td><td>Management has informed us that test 6) is not applicable for 69 samples where the field 'sex1' per the Extraction File 2 had no value. As such we have not performed test 6) for these 69 Mortgage Loans 2.

1 exception noted.
<table>
<tr><th>Loan ID</th><th>As per Extraction File 2</th><th>As per Mortgage system</th><th>Management comment</th></tr>
<tr><td>6182360 002</td><td>M</td><td>Only one borrower (Borrower 2) per system</td><td>Deceased borrower was removed from account as Joint Tenants</td></tr>
</table>
</td></tr>
<tr><td>7.</td><td>Borrower 2 Sex

Agreed the 'sex2' data field of the Extraction File 2 to the Mortgage System.</td><td>Management has informed us that test 7) is not applicable for 194 samples where the field 'sex2' per the Extraction File 2 had no value. As such we have not performed test 7) for these 194 Mortgage Loans 2.

No exceptions noted.</td></tr>
<tr><td>8.</td><td>Outstanding Loan Balance

Agreed the 'outstandingLoanBalance' data field of the Extraction File 2 to the Mortgage System.</td><td>1 exception noted.
<table>
<tr><th>Loan ID</th><th>As per Extraction File 2</th><th>As per Mortgage system</th><th>Management comment</th></tr>
<tr><td>10219573</td><td>£56,497.67</td><td>£55,537.67</td><td>Data tape is probably looking at the capital balance, as that was £56,496.67 at 31/12/25.</td></tr>
</table>
</td></tr>
<tr><td>9.</td><td>Total Outstanding Loan Balance

Agreed the 'totalOLB' data field of the Extraction File 2 to the Mortgage System.</td><td>1 exception noted.
<table>
<tr><th>Loan ID</th><th>As per Extraction File 2</th><th>As per Mortgage system</th><th>Management comment</th></tr>
<tr><td>10219573</td><td>£56,497.67</td><td>£55,537.67</td><td>Data tape is probably looking at the capital balance, as that was</td></tr>
</table>
</td></tr>
</table>

22

Test	Description of Agreed-Upon Procedures	Results
		£56,496.67 at 31/12/25.
10.	**Interest rate** Agreed the 'totalfixedRate' data field of the Extraction File 2 to the Mortgage System. If loans were part of a consolidated loan, the weighted average interest rate was calculated. If the Rest Type per the Mortgage System was M (Monthly), no conversion was applied. If the Rest Type per the Mortgage System was A (Annual), a conversion was applied with the following formula: $Fixed\ Rate = \left((1 + I_{RATE})^{\frac{1}{12}} - 1\right) \times 12$	No exceptions noted.
11.	**Property Type** Agreed the 'Property Type' data field of the Extraction File 2 to AVM report with property type.	No exceptions noted
12.	**AVM Valuation** Agreed the 'AVM_RM' data field of the Extraction File 2 to the Mortgage System.	No exceptions noted.

23

24 Appendix 4 to the AUP report Procedures performed in relation to a sample of Mortgage Loans Q3 & Q4 2025 1. We were provided with a data file by the Arranger on 28 April 2026 entitled “DataTape Q425_v5.3_extra_fields Updated AVMs final.xlsx” (the “Extraction File 2b”) detailing account numbers for the provisional portfolio of equity release mortgages “Mortgage Loans 3” as at 31 December 2025 (the “Q4 2025 Cut-Off Date (Appendix 4)”), totalling 6742 accounts with a total current balance of £631,001,176.63 as at the Q4 2025 Cut-Off Date (Appendix 4). We have been informed that the pool of Mortgage Loans 3 represents the Securitisation pool as at the Q4 2025 Cut-Off Date (Appendix 4). We selected a random sample of 443 Mortgage Loans 3 (the “Initial Selected Sample 2b”) from the Extraction File 2b. The size of the total sample was based on statistical sampling techniques using the following criteria: 99% confidence level; 0% expected error rate; 1% maximum error rate. 2. You have agreed the sample size of 443 accounts as being sufficient and appropriate for the purposes of this engagement. 3. The Q4 2025 Mortgage Point File referenced to in each case refers to the data file entitled “DataTape and source MPF (with mapping) – Q425” (the “Q4 2025 Mortgage Point File”) provided on the 26 March 2026 by the Arranger. 4. We were provided with a data file by the Arranger on 26 March 2026 entitled “DataTape_Q325_Final_v3_extra_fields” (the “Extraction File 3”) detailing account numbers for the provisional portfolio of equity release mortgages “Mortgage Loans 4” as at 3o September 2025 (the “Q3 2025 Cut-Off Date”), totalling 6943 accounts with a total current balance of £642,795,752.88 as at the Q3 2025 Cut-Off Date. We have been informed that the pool of Mortgage Loans 4 represents the Securitisation pool as at the Q3 2025 Cut-Off Date. We selected a random sample of 444 Mortgage Loans 4 (the “Initial Selected Sample 3”) from the Extraction File 3. The size of the total sample was based on statistical sampling techniques using the following criteria: 99% confidence level; 0% expected error rate; 1% maximum error rate. 5. You have agreed the sample size of 444 accounts as being sufficient and appropriate for the purposes of this engagement. 6. The Q3 2025 Mortgage Point File referenced to in each case refers to the data file entitled “DataTape and source MPF (with mapping) – Q325” (the “Q3 2025 Mortgage Point File”) provided on the 26 March 2026 by the Arranger. 7. The Initial Selected Sample 2b and Initial Selected Sample 3, together represent “the Selected Sample 3”. 8. With respect to the agreed upon procedures in relation to the Selected Sample 3, we report to you below the factual findings resulting from our work:

pwc

<table>
<tr><th>Test</th><th>Description of Agreed-Upon Procedures</th><th>Results</th></tr>
<tr><td>1a).</td><td>Region

Agreed the 'Region' data field of the Extraction File 2b to the Q4 2025 Model Point File.</td><td>No exceptions noted.</td></tr>
<tr><td>1b).</td><td>Region

Agreed the 'Region' data field of the Extraction File 3 to the Q3 2025 Model Point File.</td><td>No exceptions noted.</td></tr>
<tr><td>2a).</td><td>House Price

Agreed the 'housePrice' data field of the Extraction File 2b to the Q4 2025 Model Point File.

Management has informed us to use figures rounded to the nearest whole number for the purpose of this test.</td><td>1 exception noted
<table><tr><th>Loan ID</th><th>As per Extraction File 2b</th><th>As per Q4 2025 Model Point File</th><th>Management comment</th></tr><tr><td>10085514</td><td>251845</td><td>251844</td><td>This is a rounding difference</td></tr></table></td></tr>
<tr><td>2b).</td><td>House Price

Agreed the 'housePrice' data field of the Extraction File 3 to the Q3 2025 Model Point File.

Management has informed us to use figures rounded to the nearest whole number for the purpose of this test.</td><td>No exceptions noted.</td></tr>
<tr><td>3a).</td><td>Fixed Interest Rate

Agreed the 'fixedRate' data field of the Extraction File 2b to the Q4 2025 Model Point File.</td><td>No exceptions noted.</td></tr>
<tr><td>3b).</td><td>Fixed Interest Rate

Agreed the 'fixedRate' data field of the Extraction File 3 to the Q3 2025 Model Point File.</td><td>No exceptions noted.</td></tr>
<tr><td>4a).</td><td>LTV

Agreed the 'LTV' data field of the Extraction File 2b to the Q4 2025 Model Point File.

Management has informed us to use figures rounded to the nearest whole number for the purpose of this test.</td><td>No exceptions noted.</td></tr>
</table>

25

26 Test Description of Agreed-Upon Procedures Results 4b). LTV Agreed the ‘LTV’ data field of the Extraction File 3 to the Q3 2025 Model Point File. Management has informed us to use figures rounded to the nearest whole number for the purpose of this test. No exceptions noted.

27 Appendix 5 to the AUP report Procedures performed in relation to the current balance of Mortgage Loans samples for Q4 2025. 1. We were provided with a data file by the Arranger on 26 March 2026 entitled “1.183 Phoenix_YE_Balances 20260306.xlsx” (the “Extraction File 4”) detailing account numbers for the provisional portfolio of equity release mortgages “Mortgage Loans 5” as at 31 December 2025 (the “Q4 2025 Cut-Off Date (Appendix 5)”), totalling 16,638 accounts with a total current balance of £648,464,359 as at the Q4 2025 Cut-Off Date (Appendix 5). We have been informed that the pool of Mortgage Loans 5 represents the historical data detailing historical year-end outstanding balances until Q4 2025 Cut-Off Date (Appendix 5) for a portfolio of equity release mortgages "Mortgage Loans 5" onboarded on BCM mortgage servicer system as at the Q4 2025 Cut-Off Date (Appendix 5). We selected a random sample of 59 Mortgage Loans 5 (the “Initial Selected Sample 4”) from the Extraction File 4. The size of the total sample was based on statistical sampling techniques using the following criteria: 95% confidence level; 0% expected error rate; 5% maximum error rate. 2. You have agreed the sample size of 59 accounts as being sufficient and appropriate for the purposes of this engagement. 3. The Initial Selected Sample 4 represents the Selected Sample 4. With respect to the agreed upon procedures in relation to the Selected Sample 4 4. The mortgage loan system referenced to in each case refers to Phoebus, (the “Mortgage System”) of BCM, the mortgage servicer. 5. With respect to the agreed upon procedures in relation to the Selected Sample 4, we report to you below the factual findings resulting from our work: Test Description of Agreed-Upon Procedures Results 1 Current balance Agreed the ‘2025’ current balance data field of the Extraction File 4 to the Mortgage System. No exception noted

pwc

Appendix 6 to the AUP report

Procedures performed in relation to a sample of historical redemption data of Mortgage Loans.

1. We were provided with a data file by the Arranger on 26 March 2026 entitled "1.196 Phoenix_Redemption_Transactions_v0c (2).xlsx" (the "**Extraction File 5**") extracted as at 23 March 2026 (the "**Extraction Date**"). The file represents the historical redemptions observed on the loans that were onboarded by BCM mortgage servicer on their systems. You have informed us that the sample of 191 mortgage loans "Mortgage Loans 6" determined by filtering the Historical data File for July 2025 in "Transaction Date" (column N) and "Cash" in "Transaction Class Description" (column Q) was sufficient ("**Selected Sample 5**").

2. The mortgage loan system referenced to in each case refers to Phoebus, (the "**Mortgage System**") of BCM, the mortgage servicer.

3. The bank statements referenced in procedure 5 refers to the bank statements received from BCM mortgage servicer (the "**Bank statement**").

4. With respect to the agreed upon procedures in relation to the Selected Sample 5, we report to you below the factual findings resulting from our work:

<table>
<tr><th>Test</th><th>Description of Agreed-Upon Procedures</th><th>Results</th></tr>
<tr><td>1.</td><td>Redemption Date

Agreed the 'Redemption Date' data field of the Extraction File 5 to the Mortgage System.</td><td>Management has informed us that test 1 is not applicable for 53 samples where the field 'Redemption date' per the Extraction File 5 had no value. As such we have not performed test 1 for these 53 Mortgage Loans 6.

No exception noted</td></tr>
<tr><td>2</td><td>DOD/LTC

Agreed the 'DOD/LTC' data field of the Extraction File 5 to the Mortgage System.</td><td>1 exception noted
<table><tr><th>Loan ID</th><th>As per Extraction File 5</th><th>As per Mortgage system</th><th>Management comment</th></tr><tr><td>10101082</td><td>0</td><td>Death Admin</td><td>Death was recorded on 30/03/2026, after the data cut date of 23/03/26.</td></tr></table></td></tr>
<tr><td>3.</td><td>Borrower 1 DOB

Agreed the 'Borrower 1 DOB data field of the Extraction File 5 to the Mortgage System.</td><td>Management has informed us that test 3 is not applicable for 1 sample where the field 'Borrower 1 DOB' per the Extraction File 5 had no value. As such we have not performed test 3 for this 1 Mortgage Loan 6.

1 exception noted</td></tr>
</table>

28

<table>
<tr><th>Test</th><th>Description of Agreed-Upon Procedures</th><th>Results</th></tr>
<tr><td></td><td></td><td>
<table>
<tr><th>Loan ID</th><th>As per Extraction File 5</th><th>As per Mortgage system</th><th>Management comment</th></tr>
<tr><td>10101082</td><td>0</td><td>28*26</td><td>Death was recorded on 30/03/2026, after the data cut date of 23/03/26.</td></tr>
</table>
</td></tr>
<tr><td>4.</td><td>Borrower 2 DOB

Agreed the ‘Borrower 2 DOB’ data field of the Extraction File 5 to the Mortgage System.</td><td>Management has informed us that test 4 is not applicable for 121 samples where the field 'Borrower 2 DOB' per the Extraction File 5 had no value. As such we have not performed test 4 for these 121 Mortgage Loans 6.

No exception noted</td></tr>
<tr><td>5.</td><td>Transaction Value

Agreed the ‘Transaction Value’ data field of the Extraction File 5 to the Bank statement.</td><td>No exception noted</td></tr>
<tr><td>6.</td><td>Balance Before Redemption

Agreed the ‘Balance Before Redemption’ data field of the Extraction File 5 to the Mortgage System.</td><td>Management has informed us that test 6 is not applicable for 58 samples where the field 'Balance Before Redemption' per the Extraction File 5 had no value. As such we have not performed test 6 for these 58 Mortgage Loans 6.

5 exceptions noted
<table>
<tr><th>Loan ID</th><th>As per Extraction File 5</th><th>As per Mortgage system</th><th>Management comment</th></tr>
<tr><td>10105922</td><td>42356.13</td><td>209770</td><td rowspan="2">It appears the redemption was run a day after the funds were received, so the data file figure is including the redemption funds.</td></tr>
<tr><td>10105922</td><td>42356.13</td><td>209770</td></tr>
<tr><td>10222788</td><td>0</td><td>80,389.20</td><td>The system has the redemption date as 07/08/2025, so the Balance Before Redemption calculation is correct as there was a nil balance the day before that date. Will need to update the redemption date so the balance before redemption calculates correctly.</td></tr>
</table>
</td></tr>
</table>

29

30 Tes t Description of Agreed-Upon Procedures Results 10222789 0 7,777.03 The system has the redemption date as 07/08/2025, so the Balance Before Redemption calculation is correct as there was a nil balance the day before that date. Will need to update the redemption date so the balance before redemption calculates correctly. 10222789 0 7,777.03 7 Inception date Agreed the ‘Inception date’ data field of the Extraction File 5 to the Mortgage System. No exceptions noted

31 Appendix 7 to the AUP report Engagement letter dated 22 January 2026 as varied on 02 June 2026